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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                                 July 16, 1997
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                Date of Report (Date of earliest event reported)



                             Phoenix Network, Inc.
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             (Exact name of registrant as specified in its charter)


    Delaware                        0-17909                       84-0881154

 (State or other             (Commission File Number)          (I.R.S. Employer
 jurisdiction of                                             Identification No.)
 incorporation)



                   1687 Cole Boulevard, Golden, Colorado  80401
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                    (Address of principal executive offices)



                              (303) 205-3500
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              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS.

         On July 16, 1997, Phoenix Network, Inc. (the "Company") announced that it had terminated its previously announced letter of intent, dated June 19, 1997 (the "Letter of Intent"), to merge with US ONE Communications Corp. (collectively with its subsidiaries "US ONE") and Resurgens Capital Group, Inc. ("Resurgens"). The Company also announced that it will not pursue its earlier announced merger with US One. The announcement was made in a news release, a copy of which is filed herewith as Exhibit 99.1.

         The Letter of Intent was terminated because Resurgens was notified by its investment bankers that the merged company would have difficulty raising sufficient long-term financing, given current market conditions. The Company continues to pursue a strategy of raising additional capital, combining with a company operating its own long distance network and completing complementary acquisitions.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

       (c)  Exhibits.

            99.1    News Release, released on July 16, 1997.
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                Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 17, 1997                       Phoenix Network, Inc.
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                                          By: /s/ Wallace M. Hammond
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                                              Wallace M. Hammond, President
                                              and Chief Executive Officer